Exhibit 10R

CONVENIO (EL “CONVENIO”) CON EFECTOS AL 1º DE ENERO DE 2018 QUE CELEBRAN POR UNA PARTE MEGA2013, S.A.P.I. DE C.V., A QUIEN EN LO SUCESIVO SE LE DENOMINARÁ COMO EL “ARRENDADOR”, REPRESENTADA EN ESTE ACTO POR LA DRA. GEORGINA SERRANO CUEVAS Y EL LIC. JOSÉ LUIS NORIEGA BALCÁRCEL; Y POR LA OTRA HAEMONETICS MÉXICO MANUFACTURING, S. DE R.L. DE C.V., A QUIEN EN LO SUCESIVO SE LE DENOMINARÁ COMO EL “ARRENDATARIO”, REPRESENTADA EN ESTE ACTO POR LOS SEÑORES WILLIAM PATRICK BURKE Y DAN GOLDSTEIN; CON LA COMPARECENCIA DE HAEMONETICS CORPORATION, A QUIEN EN LO SUCESIVO SE LE DENOMINARÁ COMO EL “GARANTE” REPRESENTADA EN ESTE ACTO POR EL SR. WILLIAM PATRICK BURKE; DE CONFORMIDAD CON LAS SIGUIENTES DECLARACIONES Y CLÁUSULAS:

AGREEMENT (THE “AGREEMENT”) EFFECTIVE AS OF JANUARY 1st. 2018, ENTERED INTO ON ONE PART BY MEGA2013, S.A.P.I. DE C.V., HEREINAFTER REFERRED TO AS THE “LESSOR”, REPRESENTED HEREIN BY MRS. GEORGINA SERRANO CUEVAS AND MR. JOSÉ LUIS NORIEGA BALCÁRCEL; AND ON THE OTHER PART BY HAEMONETICS MÉXICO MANUFACTURING, S. DE R.L. DE C.V., HEREINAFTER REFERRED TO AS THE “LESSEE”, REPRESENTED HEREIN BY MESSRS. WILLIAM PATRICK BURKE AND DAN GOLDSTEIN; WITH THE APPEARANCE OF HAEMONETICS CORPORATION, HEREINAFTER REFERRED TO AS THE “GUARANTOR”, REPRESENTED HEREIN BY MR. WILLIAM PATRICK BURKE; PURSUANT TO THE FOLLOWING RECITALS AND CLAUSES:

DECLARACIONES:	RECITALS:
Las partes de este convenio manifiestan y hacen constar lo siguiente:	The parties to this agreement represent and certify the following:
1. Que con fecha 21 de Febrero del año 2000, BANCO BILBAO VIZCAYA-MEXICO, SOCIEDAD ANÓNIMA, INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO BBVA-PROBURSA, DIVISIÓN FIDUCIARIA, en su carácter de Fiduciario del Fideicomiso “Submetrópoli de Tijuana” y ENSATEC, S.A. DE C.V. celebraron un contrato de arrendamiento respecto a la nave industrial y mejoras accesorias ubicadas en la Calle Colinas 11730 del Fraccionamiento Parque Industrial El Florido, Sección Colinas, Delegación La Presa, Tijuana, Baja California, México (el “Contrato de Arrendamiento Original”).

1. That on February 21st of year 2000, BANCO BILBAO VIZCAYA-MEXICO, SOCIEDAD ANÓNIMA, INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO BBVA-PROBURSA, DIVISIÓN FIDUCIARIA, as trustee of the “Submetrópoli de Tijuana” trust and ENSATEC, S.A. DE C.V. entered into a lease agreement over the industrial facility and accesory improvements located at Calle Colinas 11730 of Fraccionamiento Parque Industrial El Florido, Sección Colinas, Delegación La Presa, Tijuana, Baja California, Mexico (the “Original Lease Agreement”).

2. Que mediante escritura pública de 16 de noviembre del año 2000, número 66,723 del Protocolo de la Notaría número 137 de la Ciudad de México, a cargo del señor Licenciado Carlos de Pablo Serna, de la que se tomó razón el 14 de diciembre del año 2000, en el Folio Mercantil número 63,300, del Registro Público de la Propiedad y del Comercio de la Ciudad de México, se hizo constar la protocolización del acta de asamblea extraordinaria celebrada por BANCO BILBAO VIZCAYA-MEXICO, SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO BBVA BANCOMER, el 23 de octubre del año 2000, por virtud de la cual, entre otras cosas, se reformó el artículo Primero de los estatutos sociales de la mencionada institución bancaria, cambiando la denominación a la de BBVA BANCOMER SERVICIOS, SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO BBVA BANCOMER (“BBVA BANCOMER SERVICIOS, S.A”).

2. That through public instrument dated November 16th, 2000, number 66,723 of Notary Public Number 137 of Mexico City, Mr. Carlos de Pablo Serna, recorded on December 14th, 2000, under mercantile number 63,300 of the Public Registry of Property and Commerce of Mexico City, it was notarized the extraordinary shareholders meeting of BANCO BILBAO VIZCAYA-MEXICO, SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO BBVA BANCOMER of October 23rd, 2000, under which, among others, article first of the by-laws of referred banking institution was amended, to change its denomination to BBVA BANCOMER SERVICIOS, SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO BBVA BANCOMER (“BBVA BANCOMER SERVICIOS, S.A”).

3. Que con fecha 18 de octubre de 2004, BBVA BANCOMER SERVICIOS, S.A., en su carácter de Fiduciario del Fideicomiso “Submetrópoli de Tijuana” y ENSATEC, S.A. DE C.V., con la comparecencia de PALL CORPORATION, celebraron un convenio al Contrato de Arrendamiento Original, mediante el cual se tomaron, entre otros, diversos acuerdos relacionados con ciertas mejoras y adecuaciones así como con respecto a la reparación y mantenimiento de la membrana techo del inmueble objeto de referido contrato de arrendamiento (el “Primer Convenio Modificatorio”).

3. That on October 18th, 2004, BBVA BANCOMER SERVICIOS, S.A., as trustee of the “Submetrópoli de Tijuana” trust and ENSATEC, S.A. DE C.V., with the appearance of PALL CORPORATION, entered into an agreement to the Original Lease Agreement, through which they agree, among others, on certain matters related to the improvements and to the repair and maintenance of the roof membrane of the real estate property subject matter of referred lease agreement (the “First Amendment Agreement”).

4. Que con fecha 14 de febrero de 2006, BBVA BANCOMER SERVICIOS, S.A., en su carácter de Fiduciario del Fideicomiso “Submetrópoli de Tijuana” y ENSATEC, S.A. DE C.V., con la comparecencia de PALL CORPORATION, celebraron un convenio al Contrato de Arrendamiento Original, mediante el cual se tomaron, entre otros, diversos acuerdos relacionados con ciertas mejoras y adecuaciones así como con respecto a la reparación y mantenimiento de la membrana techo del inmueble objeto de referido contrato de arrendamiento (el “Segundo Convenio Modificatorio”).

4. That on February 14th, 2006, BBVA BANCOMER SERVICIOS, S.A., as trustee of the “Submetrópoli de Tijuana” trust and ENSATEC, S.A. DE C.V., with the appearance of PALL CORPORATION, entered into an agreement to the Original Lease Agreement, through which they agree, among others, on certain matters related to the improvements and to the repair and maintenance of the roof membrane of the real estate property subject matter of referred lease agreement (the “Second Amendment Agreement”).

5. Que con fecha 25 de julio de 2008, BBVA BANCOMER SERVICIOS, S.A., en su carácter de Fiduciario del Fideicomiso “Submetrópoli de Tijuana” y ENSATEC, S.A. DE C.V., con la comparecencia de PALL CORPORATION, celebraron un convenio modificatorio al Contrato de Arrendamiento Original, mediante el cual convinieron en prorrogar la vigencia de referido contrato de arrendamiento hasta el día 15 de agosto de 2011 (el “Tercer Convenio Modificatorio”).

5. That on July 25th, 2008, BBVA BANCOMER SERVICIOS, S.A., as trustee of the “Submetrópoli de Tijuana” trust and ENSATEC, S.A. DE C.V., with the appearance of PALL CORPORATION, entered into an amendment to the Original Lease Agreement, through which they agree to extend the term of referred lease up to August 15th, 2011 (the “Third Amendment Agreement”).

6. Que mediante instrumento público 107,819 del volumen 1,370 de fecha 10 de diciembre de 2010 del protocolo del Notario Público Número 3 de Ensenada, Baja California, México, PROMOTORA CALIFORNIANA DE DESARROLLOS, S.A.P.I. DE C.V. adquirió los derechos y obligaciones de arrendador bajo el Contrato de Arrendamiento Original (la “Primer Cesión de Derechos de Arrendamiento”).

6. That through public instrument number 107,819 of volume 1,370 dated December 10th, 2010, of the protocol of Notary Public Number 3 for Ensenada, Baja California, Mexico, PROMOTORA CALIFORNIANA DE DESARROLLOS, S.A.P.I. DE C.V., acquired lessor´s rights and obligations under the Original Lease Agreement (the “First Lease Assignment”).

7. Que mediante instrumento público número 107,949 del volumen 1,376 de fecha 10 de febrero de 2011, del protocolo del Notario Público Número 3 de Ensenada, Baja California, PROCADEF 1, S.A.P.I. DE C.V. adquirió, entre otros, los derechos y obligaciones de arrendador bajo el Contrato de Arrendamiento Original (la “Segunda Cesión de Derechos de Arrendamiento” y conjuntamente con la Primer Cesión de Derechos de Arrendamiento, las “Cesiones de Arrendamiento”)..

7. That through public instrument number 107,949 of volume 1,376 dated February 10th, 2011, of the protocol of Notary Public Number 3 for Ensenada, Baja California, Mexico, PROCADEF 1, S.A.P.I. DE C.V., acquired, among others, lessor´s rights and obligations under the Original Lease Agreement (the “Second Lease Assignment” and jointly with the First Lease Assignment, the “Lease Assignments”).

8. Que mediante convenio que entró en vigor el día 14 de agosto de 2011 celebrado entre PROCADEF 1, S.A.P.I. DE C.V., ENSATEC, S.A. DE C.V. y PALL CORPORATION, se convino entre otras cosas en prorrogar la vigencia del Contrato de Arrendamiento Original para efectos de que el mismo continuara vigente hasta el día 16 de agosto del año 2018 (el “Cuarto Convenio Modificatorio” y conjuntamente con el Primer, Segundo y Tercer Convenio Modificatorio y la Cesiones de Arrendamiento, el “Contrato de Arrendamiento”).

8. That through agreement that was effective as of August 14th, 2011, entered into between PROCADEF 1, S.A.P.I. DE C.V., ENSATEC, S.A. DE C.V. and PALL CORPORATION, it was agreed, among others, to extend the term of the Original Lease Agreement in order for the same to continue in effect until August 16th, 2018 (the “Fourth Amendment Agreement” and jointly with the First, Second and Third Amendment Agreement, and the Lease Assignments, the “Lease Agreement”).

9. Que con fecha efectiva del 23 de febrero de 2012, ENSATEC, S.A. DE C.V., cedió todos y cada uno de sus derechos y obligaciones bajo el Contrato de Arrendamiento a favor del ARRENDATARIO, HAEMONETICS MÉXICO MANUFACTURING, S. DE R.L. DE C.V. (anteriormente Pall México Manufacturing, S. de R.L. de C.V.).

9. That effective as of February 23rd, 2012, ENSATEC, S.A. DE C.V., assigned each and all of its rights and obligations under the Lease Agreement in favor of LESSEE, HAEMONETICS MÉXICO MANUFACTURING, S. DE R.L. DE C.V. (formerly Pall México Manufacturing, S. de R.L. de C.V.).

10. Que con fecha 5 de octubre de 2012, el GARANTE para garantizar el cumplimiento de todas y cada y una de las obligaciones del ARRENDATARIO bajo el Contrato de Arrendamiento otorgó la Garantía de Arrendamiento que en copia se adjunta al presente como Anexo “A”.

10. That on October 5th, 2012, the GUARANTOR to guarantee each and all of LESSEE´s obligations under the Lease Agreement, granted the Guaranty of Lease that in copy is attached hereto as Exhibit “A”.
11. Que mediante escritura pública de 29 de enero del año 2013, número 41,355 del Protocolo del Notario Público Número 13 de Tijuana, Baja California, México, a cargo del señor Licenciado Carlos E. Ahumada Arruti, de la que se tomó razón en el Folio Mercantil Electrónico 32944*2, del Registro Público de la Propiedad y de Comercio de Tijuana, Baja California, se hizo constar la protocolización del acta de asamblea de socios de PALL MEXICO MANUFACTURING, S. DE R.L. DE C.V. de fecha 29 de enero del año 2013, por virtud de la cual, entre otras cosas, se acordó en cambiar su denominación a la de HAEMONETICS MEXICO MANUFACTURING, S. DE R.L. DE C.V.

11. That through public instrument dated January 29, number 41,355 of the protocol of Notary Public Number 13 for Tijuana, Baja California, Mexico, Mr. Carlos E. Ahumada Arruti, which was recorded under Mercantile Number 32944*2 of the Public Registry of Property and Commerce of Tijuana, Baja California, it was notarized the partner´s meeting of PALL MEXICO MANUFACTURING, S. DE R.L. DE C.V. dated January 29th, 2013, under which it was agreed to change its denomination to HAEMONETICS MEXICO MANUFACTURING, S. DE R.L. DE C.V.

12. Que a partir del día 10 de diciembre de 2013, MEGA2013, S.A.P.I. DE C.V., se convirtió en plena propietaria del inmueble objeto del Contrato de Arrendamiento, según consta en los instrumentos públicos números 110,730 y 110,731 ambos del protocolo del Notario Público Número 3 de Ensenada, Baja California, México, copia de los cuales se adjuntan al presente como Anexo “A-1”.

12. That as of December 10th, 2013, MEGA2013, S.A.P.I. DE C.V., became the owner of the real estate property subject matter of the Lease Agreement, as evidenced in public instruments number 110,730 and 110,731 both of the protocol of Notary Public Number 3 for Ensenada, Baja California, Mexico, copy of which are attached hereto as Exhibit “A-1”.

13. Que el ARRENDADOR es el actual titular de los derechos y obligaciones de arrendador bajo el Contrato de Arrendamiento y el ARRENDATARIO es el actual titular de los derechos y obligaciones de arrendatario bajo el Contrato de Arrendamiento.

13. That LESSOR is the current holder of lessor´s rights and obligations under the Lease Agreement, and LESSEE is the current holder of lessee´s rights and obligations under the Lease Agreement.
14. La Dra. Georgina Serrano Cuevas y el Lic. José Luis Noriega Balcárcel acreditan contar con facultades suficientes para representar al ARRENDADOR en la celebración del presente Convenio con la documentación que en copia se adjunta al presente como Anexo “B”.

14. Mrs. Georgina Serrano Cuevas and Mr. José Luis Noriega Balcárcel evidence to have sufficient authority to represent LESSOR for the execution hereof, with the documentation that in copy is attached hereto as Exhibit “B”.

15. El señor William Patrick Burke, declara que acredita contar con facultades suficientes para representar al ARRENDATARIO en la celebración del presente Convenio con la documentación que en copia se adjunta al presente como Anexo “C”.

15. Mr. William Patrick Burke evidence to have sufficient authority to represent LESSEE for the execution hereof, with the documentation that in copy is attached hereto as Exhibit “C”.
16. El señor Dan Goldstein, declara que acredita contar con facultades suficientes para representar al ARRENDATARIO en la celebración del presente Convenio con la documentación que en copia se adjunta al presente como Anexo “C-1”.

15. Mr. Dan Goldstein evidence to have sufficient authority to represent LESSEE for the execution hereof, with the documentation that in copy is attached hereto as Exhibit “C-1”.
17. El señor William Patrick Burke, declara que acredita contar con facultades suficientes para representar al GARANTE en la celebración del presente Convenio con la documentación que en copia se adjunta al presente como Anexo “D”.

17. Mr. William Patrick Burke evidence to have sufficient authority to represent GUARANTOR for the execution hereof, with the documentation that in copy is attached hereto as Exhibit “D”.

18. Los suscritos declaran, que la representación con la que cada uno de ellos comparece a suscribir el presente Convenio no les ha sido revocada o limitada de forma alguna.	18. The undersigned state that the capacity with which each of them appears to the execution hereof has not been revoked nor limited in any manner.
19. Que la Cláusula Primera del Cuarto Convenio Modificatorio, a la letra establece lo siguiente: “PRIMERA. Prorroga del Contrato de Arrendamiento. El ARRENDADOR y el ARRENDATARIO por medio del presente convienen y acuerdan prorrogar la vigencia del Contrato de Arrendamiento para efectos de que el mismo continúe vigente hasta el día 16 (dieciséis) de agosto del año 2018 (dos mil dieciocho). En virtud de lo anterior, las partes de este Convenio manifiestan y hacen constar que el Contrato de Arrendamiento continuará vigente hasta el día 16 (dieciséis) de agosto del año 2018 (dos mil dieciocho) fecha en la cual concluirá la vigencia de dicho Contrato de Arrendamiento, salvo que el mismo fuere ampliado o renovado por un período adicional de 5 (cinco) años de conformidad con el párrafo 6.2 del Contrato de Arrendamiento, o rescindido o terminado anticipadamente por el ARRENDADOR en los términos del mismo.”

19. That Clause First of the Fourth Amendment Agreement , reads as follows: “FIRST. Extension of the Lease Agreement. The LESSOR and the LESSEE agree to extend the term of the Lease Agreement up to August 16 (sixteen) of year 2018 (two thousand eighteen). In view of the foregoing, the parties to this Agreement, state and certify that the Lease Agreement will continue to be in effect until August 16 (sixteen) of year 2018 (two thousand eighteen), date on which the effectiveness of such Lease Agreement will expire, unless the same is extended or renewed for an additional 5 (five) year term pursuant to paragraph 6.2 of the Lease Agreement, or rescind or earlier terminated by LESSOR under the terms thereof.”

20. Que con anterioridad a la celebración del presente instrumento y con efectos a partir del día 1º de Enero de 2018, convinieron y acordaron en: (i) renovar y prorrogar la vigencia del Contrato de Arrendamiento para efectos de que el mismo continúe vigente hasta el día 16 (dieciséis) de agosto del año 2023 (dos mil veintitrés) (la “Fecha de Vencimiento”); (ii) reducir el monto de la renta mensual para efectos de que a partir del día 1º de Enero de 2018 la misma fuere la cantidad de $23,177.59 Dólares por mes más el Impuesto al Valor Agregado correspondiente; (iii) reducir el porcentaje de incremento anual en la renta mensual para que en lugar de 3% por cada periodo de 12 meses sea de 2% por cada periodo de 12 meses; y (iv) que el ARRENDATARIO contaría con la opción de prorrogar la vigencia del Contrato de Arrendamiento por un plazo adicional de 5 (cinco) años a partir de la Fecha de Terminación.

20. That prior to the execution hereof and effective as of January 1st  2018, they agree: (i) to renew and extend the term of the Lease Agreement in order for the same to continue in effect until August 16 (sixteen) of year 2023 (two thousand twenty three) (the “Termination Date”); (ii) to reduce the amount of the monthly rent, as of January 1st  2018, in order for the same to be the amount of $23,177.59 Dollars per month plus applicable Value Added Tax; (iii) to reduce the percentage of yearly increase on the monthly rent, in order that instead of being of 3% per 12 month period, to be of 2% per 12 month period; and (iv) that LESSEE will continue to have the option to extend the term of the Lease Agreement for an additional 5 (five) year term as from the Termination Date.

21. Que desean formalizar por medio del presente instrumento los acuerdos a que se refiere la Declaración 20 anterior.	21. That they wish to hereby formalize the agreements referred to in Recital 20 above.
22. Que desean celebrar el presente Convenio, conforme a los términos y condiciones que aquí se establecen.	22. That they wish to enter into this Agreement, pursuant to the terms and conditions herein set forth.
En virtud de lo anterior, las partes convienen en las siguientes:	In view of the foregoing, the parties agree on the following:
CLÁUSULAS:	CLAUSES:
PRIMERA. Prórroga del Contrato de Arrendamiento. El ARRENDADOR y el ARRENDATARIO con efectos retroactivos a partir del día 1º de Enero de 2018 por medio del presente instrumento formalizan su acuerdo previo de prorrogar y renovar la vigencia del Contrato de Arrendamiento para efectos de que el mismo continúe vigente hasta el día 16 (dieciséis) de agosto del año 2023 (dos mil veintitrés). En virtud de lo anterior, las partes de este Convenio manifiestan y hacen constar que el Contrato de Arrendamiento continuará vigente hasta el día 16 (dieciséis) de agosto del año 2023 (dos mil veintitrés) fecha en la cual concluirá la vigencia de dicho Contrato de Arrendamiento, salvo que el mismo fuere ampliado o renovado por el período adicional de 5 (cinco) años a que se refiere la Cláusula Segunda siguiente, o rescindido o terminado anticipadamente por el ARRENDADOR en los términos del mismo.

FIRST. Extension of the Lease Agreement. Effective as of January 1st 2018, the LESSOR and the LESSEE hereby formalize their prior agreement to extend the term of the Lease Agreement for the same to continue in effect up to August 16 (sixteen) of year 2023 (two thousand twenty-three). In view of the foregoing, the parties to this Agreement, state and certify that the Lease Agreement will continue to be in effect until August 16 (sixteen) of year 2023 (two thousand twenty-three), date on which the term of such Lease Agreement will expire, unless the same is extended or renewed for the additional 5 (five) year term referred to in Clause Second below, or rescind or earlier terminated by LESSOR under the terms thereof.

SEGUNDA. Opción de renovación. Para todos los efectos legales procedentes, el ARRENDADOR y el ARRENDATARIO manifiestan y hacen constar que el presente Convenio se celebra en virtud del ejercicio por parte del ARRENDATARIO de su segundo derecho para renovar el Término del Arrendamiento consignado en el párrafo 6.2 de la Cláusula Sexta del Contrato de Arrendamiento, acordando y ratificando el ARRENDADOR y el ARRENDATARIO, que la renovación aquí formalmente acordada es por un periodo que fenecerá el día 16 (dieciséis) de agosto del año 2023 (dos mil veintitrés).

SECOND. Option to renew. For all legal purposes LESSOR and LESSEE state and certify that this Agreement is entered due to the exercise by LESSEE of its second right to renew the Term of the Lease Agreement contained in paragraph 6.2 of Clause Sixth of the Lease Agreement, agreeing and ratifying LESSOR and LESSEE that the renewal hereby formally agreed is for a period that will expire on August 16 (sixteen) of year 2023 (two thousand twenty-three).

En adición a lo anterior, las partes convienen y acuerdan en que el ARRENDATARIO tendrá derecho de prorrogar la Fecha de Vencimiento por un periodo adicional de 5 (cinco) años, mismo que en su caso podrá ser ejercitado por el ARRENDATARIO mediante notificación por escrita entregada al ARRENDADOR con cuando menos 6 (seis) meses antes del día 16 (dieciséis) de agosto del año 2023 (dos mil veintitrés). Lo anterior, en el entendido de que dicho derecho de prorroga estará sujeto única y exclusivamente a que el ARRENDATARIO se encuentre al corriente en el cumplimiento de sus obligaciones bajo el Contrato de Arrendamiento.

Furthermore, the parties covenant and agree that LESSEE will have the right to extend the Termination Date for an additional 5 (five) year term, and that such right may be exercised by LESSEE through written notification delivered to LESSOR with at least 6 (six) months of anticipation of August 16 (sixteen) of year 2023 (two thousand twenty-three). The above in the understanding that such extension right will be subject only and exclusively to the fact that LESSEE be current in the compliance of its obligations under the Lease Agreement.

Salvo por lo dispuesto en el párrafo anterior, las partes convienen y acuerdan desde ahora la improrrogabilidad del término pactado, por lo que el ARRENDATARIO desde ahora renuncia a los beneficios que le concede el Artículo 2359 del Código Civil para el Estado de Baja California.

Except for that set forth in the above paragraph, the parties hereby expressly agree on the non-extension of the agreed term, therefore LESSEE waives the benefits granted under article 2359 of the Civil Code for the State of Baja California.

TERCERA. Renuncia al derecho de preferencia y al derecho del tanto. El ARRENDATARIO renuncia expresamente al derecho de preferencia y al derecho del tanto a que se refiere el Artículo 2321 del Código Civil para el Estado de Baja California. Más aún, el ARRENDATARIO en este acto conviene en que el legítimo propietario del inmueble objeto del Contrato de Arrendamiento, así como quien en lo futuro asumiere tal carácter, estará facultado para vender, ceder o de cualquier otra manera transmitir libremente la propiedad del inmueble objeto del Contrato de Arrendamiento.

THIRD. Waiver to preferential rights and rights of first refusal. LESSEE expressly waives the right of first refusal and preferential right referred to under Article 2321 of the Civil Code for the State of Baja California. Moreover, LESSEE hereby agrees that the rightful owner of the leased premises and any other person that in the future assumes such role, is authorized to sell, assign or in any other manner transfer title to the premises subject matter of the Lease Agreement.

CUARTA. Renta. Con efectos retroactivos a partir del día 1º de Enero de 2018, el ARRENDADOR y el ARRENDATARIO, por medio del presente instrumento formalizan su acuerdo previo respecto al monto de la renta mensual pagadera conforme al Contrato de Arrendamiento en el sentido de que a partir del día 1º de Enero de 2018, la renta mensual será la cantidad de US$23,177.59 Dólares (Veintitrés Mil Ciento Setenta y Siete Dólares 59/100 moneda de curso legal de los Estados Unidos de América) por mes, más el correspondiente Impuesto al Valor Agregado.

FOURTH. Rent. With retroactive effects as of January 1st 2018, LESSOR and LESSEE hereby formalize their prior agreement regarding the amount of the rent payable pursuant to the Lease Agreement in order that as of January 1st 2018, the monthly rent be the amount of US$23,177.59 Dollars (Twenty-Three Thousand One Hundred Seventy-Seven Dollars 59/100 legal currency of the United States of America) per month, plus the corresponding Value Added Tax.

Adicionalmente, queda entendido y acordado entre el ARRENDADOR y el ARRENDATARIO en que la renta mensual durante el periodo de prorroga y renovación aquí formalmente convenido, se incrementará en forma acumulativa a partir del día 1 (primero) de septiembre del año 2018 (dos mil dieciocho) a razón de 2% (dos por ciento) por cada periodo de 12 (doce) meses. Es decir, la renta por cada mes del periodo comprendido entre el día 1 (primero) de septiembre del año 2018 (dos mil dieciocho) y el día 31 (treinta y uno) de agosto del año 2019 (dos mil diecinueve) será la cantidad de US$23,641.14 Dólares (Veintitrés Mil Seiscientos Cuarenta y Un Dólares 14/100 moneda de curso legal de los Estados Unidos de América) por mes, más el correspondiente Impuesto al Valor Agregado, y la misma se incrementará en forma acumulativa para el siguiente periodo de 12 (doce) meses y para los períodos subsecuentes de 12 (doce) meses a razón de 2% (dos por ciento) por cada período de 12 (doce) meses.

Additionally, it is agreed and understood by LESSOR and LESSEE that the monthly rent during the extension term hereby formally agreed, will be increased in a cumulative manner as of September 1st (first) of year 2018 (two thousand eighteen) at a rate of 2% (two percent) per each 12 (twelve) month period. This is, the monthly rent per each month during the period between September 1st (first) of year 2018 (two thousand eighteen) and August 31st (thirty first) of year 2019 (two thousand nineteen) will be the amount of US$23,641.14 Dollars (Twenty-three Thousand Six Hundred Forty One Dollars 14/100 legal currency of the United States of America) per month, plus the corresponding Value Added Tax, and such amount will be increased in a cumulative manner for the following 12 (twelve) months and the subsequent 12 (twelve) month periods at a rate of 2% (two percent) per each 12 (twelve) month period.

En virtud de que con anterioridad a la firma del presente instrumento el ARRENDATARIO pagó al ARRENDADOR la renta correspondiente al mes de Enero 2018, sin considerar el ajuste al misma a que se refiere el primer párrafo de esta Cláusula, las partes convienen y acuerdan en que el ARRENDATARIO excepcionalmente y únicamente por lo que respecta al pago de la renta por el mes de Febrero 2018 estará obligado a pagar la cantidad de US$16,559.28 Dólares (Dieciséis Mil Quinientos Cincuenta y Nueve Dólares 28/100 moneda de curso legal de los Estados Unidos de América), más el correspondiente Impuesto al Valor Agregado. Lo anterior toda vez que el ARRENDADOR expedirá una nota de crédito por el pago en exceso en la renta correspondiente al mes de Enero 2018.

Due to the fact that prior to the execution hereof LESSEE paid LESSOR the rent corresponding to the month of January 2018, without considering the adjustment to the same referred to in the first paragraph of this Clause, the parties covenant and agree that solely and exceptionally for the rental payment that correspond to the month of February 2018, LESSEE shall only be obligated to pay the amount of US$16,559.28 Dollars (Sixteen Thousand Five Hundred Fifty Nine Dollars 28/100 legal currency of the United States of America) plus the corresponding Value Added Tax. The above since LESSOR will issue a credit note for the payment in excess on rent for the month of January 2018.

QUINTA. Consentimiento de Haemonetics Corporation. Con la firma del presente Convenio por parte de Haemonetics Corporation, Haemonetics Corporation manifiesta y hace constar: (i) que no tiene ni tuvo inconveniente o problema alguno para que el ARRENDADOR adquiriera y asumiera los derechos y obligaciones de arrendador bajo el Contrato de Arrendamiento; (ii) que reconoce y acepta al ARRENDADOR como titular de los derechos y obligaciones de arrendador bajo el Contrato de Arrendamiento; (iii) que reconoce y acepta al ARRENDADOR como beneficiario de los derechos derivados de la Garantía de Arrendamiento relacionada en la Declaración 10 del presente instrumento y como persona legitimada para hacer valer la misma; (iv) que otorga su autorización y consentimiento, como garante del ARRENDATARIO, con respecto a la celebración del presente Convenio; y (v) que reconoce y acepta que la Garantía de Arrendamiento relacionada en la Declaración 10 del presente instrumento continuará y permanecerá vigente durante toda la vigencia del Contrato de Arrendamiento.

FIFTH. Consent of Haemonetics Corporation. With the execution hereof by Haemonetics Corporation, Haemonetics Corporation states and certifies: (i) that it didn´t had nor has any inconvenience or problem for LESSOR to acquire and assume lessors rights and obligations under the Lease Agreement; (ii) that it recognizes and accepts LESSOR as holder of lessor´s rights and obligations under the Lease Agreement; (iii) that it recognizes and accepts LESSOR as beneficiary of the rights derived from the Lease Guaranty referred to in Recital 10 hereof and the person who may enforce the same; (iv) that it grants its consent and authorization, as LESSEE´s guarantor, for the execution hereof; and (v) that it recognizes and accepts that the Guaranty of Lease referred to in Recital 10 hereof, will continue in effect during the entire effectiveness of the Lease Agreement.

SEXTA. Domicilios. Para los efectos de este Convenio y los del Contrato de Arrendamiento, las partes señalan como sus domicilios para oír y recibir toda clase de notificaciones y avisos, aún las de carácter personal, incluyendo entre estas las de emplazamiento, los siguientes:

SIXTH. Addresses. For the purposes of this Agreement and those of the Lease Agreement, the parties designate as their addresses to hear and receive all kind of notifications and notices, including those of personal character and notices for trial, the following:

Del ARRENDADOR: Boulevard Insurgentes 25420, Parque Industrial El Florido, C.P. 22244, Tijuana, Baja California, México.	Of LESSOR: Boulevard Insurgentes 25420, Parque Industrial El Florido, C.P. 22244, Tijuana, Baja California, Mexico.
Del ARRENDATARIO: Calle Colinas 11730 del Fraccionamiento Parque Industrial El Florido, Sección Colinas, Delegación La Presa, Tijuana, Baja California, México.	Of LESSEE: Calle Colinas 11730 del Fraccionamiento Parque Industrial El Florido, Sección Colinas, Delegación La Presa, Tijuana, Baja California, Mexico.
Del GARANTE: 400 Wood Road, Braintree, Massachusetts, E.U.A.	Of GUARANTOR: 400 Wood Road, Braintree, Massachusetts, U.S.A.

SÉPTIMA. Declaraciones. Las partes convienen y acuerdan que las declaraciones del presente Convenio forman parte integral del clausulado del mismo, por lo que por esta referencia se tienen aquí por reproducidas como si a la letra se insertasen.

SEVENTH. Recitals. The parties covenant and agree that the recitals of this Agreement form and integral part of the clauses and by this reference are hereby as reproduced and inserted to the letter.
OCTAVA. Alcance. (a) Las partes convienen y reconocen que el presente Convenio deberá interpretarse conjuntamente con el Contrato de Arrendamiento, en el entendido de que éstos constituyen una sola unidad contractual

(b) Con excepción de las modificaciones contenidas en este Convenio, el resto del Contrato de Arrendamiento permanece en vigor, surtiendo todos sus efectos y fuerza legales, obligando a las partes en los mismos términos y condiciones originalmente otorgados.

EIGHTH. Scope. (a) The parties recognize and acknowledge that this Agreement shall be interpreted together with the Lease Agreement, on the understanding that they are one and the same..

(b) With the exception of the amendments agreed to in this Agreement, the Lease Agreement remains in full force, and legal effects, binding the parties hereto in the original terms and conditions agreed upon.

NOVENA. Idioma.  El presente Convenio se redacta en los idiomas Español e Inglés para facilitar la referencia de las partes participantes; sin embargo, estas convienen que en caso de discrepancia entre ambas versiones, será la redactada en idioma Español la que prevalezca.

NINTH. Language. This Agreement is written in the Spanish and English languages to facilitate the reference of all parties involved; however, the all parties agree that in the event of discrepancy between both versions, the Spanish version shall prevail.

LEIDO QUE FUE POR LAS PARTES DE ESTE CONVENIO Y ENTERADOS DE SU CONTENIDO Y FUERZA LEGAL, LO RATIFICARON Y FIRMARON A LOS 19 DÍAS DEL MES DE ENERO DEL AÑO DOS MIL DIECIOCHO, ANTE LOS TESTIGOS QUE DAN FE DEL ACTO.
AFTER READING THIS AGREEMENT AND ACKNOWLEDGING ITS CONTENTS AND LEGAL EFFECTS, THE PARTIES RATIFY AND SIGN IT ON JANUARY 19, OF YEAR TWO THOUSAND EIGHTEEN BEFORE THE ATTESTING WITNESSES.
EL ARRENDADOR / THE LESSOR
MEGA2013, S.A.P.I. DE C.V.
/s/ Georgina Serrano Cuevas                /s/ José Luis Noriega Balcárcel
Dra. Georgina Serrano Cuevas                Lic. José Luis Noriega Balcárcel
Apoderada / Attorney-in-fact                Apoderado / Attorney-in-fact
EL ARRENDATARIO / THE LESSEE
HAEMONETICS MÉXICO MANUFACTURING, S. DE R.L. DE C.V.

/s/ William P. Burke                        /s/ Dan Goldstein
William Patrick Burke                        Dan Goldstein
Apoderado / Attorney-in-fact                    Apoderado / Attorney-in-fact

EL GARANTE / THE GUARANTOR
HAEMONETICS CORPORATION

/s/ William Patric Burke
William Patrick Burke
Apoderado / Attorney-in-fact

TESTIGOS / WITNESSES

/s/ Kris Alaerts                        /s/ James Romeo